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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 21, 2006

                            RIM SEMICONDUCTOR COMPANY

             (Exact name of registrant as specified in its charter)



        Utah                                                     95-4545704
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(State or other jurisdiction                                   (IRS Employer
    of incorporation)                                       Identification No.)

                                    000-21785
                           --------------------------
                            (Commission File Number)

                 305 NE 102ND AVE, SUITE 105, PORTLAND, OR 97220
          (Address of principal executive offices, including Zip Code)

                                 (503) 257-6700
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 21, 2006, Rim Semiconductor Company (the "Company") and certain holders of its Class 2005-A, -B, and -C Common Stock Purchase Warrants entered into an amendment (the "Amendment") to the terms of their warrants.

The Class 2005-A, -B, and -C Common Stock Purchase Warrants (collectively, the "2005 Warrants") were issued by the Company to the buyers of the Company's 7% Senior Secured Convertible Debentures in May 2005 (with the transactions related to or in connection with the issuance of such 7% Senior Secured Convertible Debentures in May 2005 being referred to herein as the "May 2005 Debenture Transactions"), and to a finder in connection with the same transaction. Warrants for 12,443,442 shares were exercisable at a per share exercise price of $0.1547, and warrants for 27,149,316 shares were exercisable at a per share exercise price of $0.3094.

Pursuant to the Amendment, the Company and certain holders of the 2005 Warrants agreed to temporarily reduce the exercise price of the 2005 Warrants to $0.05 per share for a period beginning February 21, 2006 and ending at midnight, New York City time on March 10, 2006 (the "New Price Exercise Period"). The warrant holders that are parties to the Amendment may, but are not required to, exercise all or any portion of their 2005 Warrants at a per share price of $0.05 at any time during the New Price Exercise Period, but cannot do so by means of a cashless exercise. This reduction in the exercise price of the 2005 Warrants will expire at the end of the New Price Exercise Period.

Any shares of Company common stock issued with any exercise of a 2005 Warrant to a holder of the 2005 Warrants who or which executed the Amendment, whether during the New Price Exercise Period (on the terms contemplated in the Amendment) or thereafter (on the original terms provided in the 2005 Warrants) shall be restricted common stock, but shall have the registration rights provided in the Amendment. Except as expressly provided in the Amendment, the terms and conditions of the 2005 Warrants and any related registration rights agreement shall be unchanged and remain in full force and effect.

In addition, the warrant holders agreed to waive any claims arising out of or relating to the failure, if any, to have available registered Warrant Shares, as defined in the 2005 Warrants, prior to the New Required Effective Date (as defined below).

The Company agreed to include the shares of common stock purchased by a 2005 Warrant holder through the exercise of each 2005 Warrant (whether or not pursuant to the terms of the Amendment) in a registration statement to be filed by the Company with the Securities and Exchange Commission (the "SEC") no later than the New Required Filing Date. The Company must use its best efforts to have the registration statement declared effective by the New Required Effective Date. The term "New Required Filing Date" means the earlier of the date the Company files its next registration statement with the SEC (other than on Form S-8 or S-4) for the sale of shares by the Company or other selling stockholders, or May 1, 2006. The term "New Required Effective Date" means the date which is the later of 120 days from the expiration of the New Price Exercise Period, or sixty days after the filing of such registration statement; provided, however, that in no event shall such date be later than the required effective date contemplated by the terms of any new transaction consummated by the Company after February 21, 2005, where the shares of common stock issued or issuable to the investors in such transaction are included in a registration statement that is required to be made effective by a stated date.

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The Amendment is effective as to each 2005 Warrant holder executing it (with each such executing holder referred to herein as a "Holder" and collectively as the "Holders"), regardless of whether any other 2005 Warrant holders also execute the Amendment. As of the date of this filing, the Company is aware of the following Holders: Yokim Asset Management Corp.,Whalehaven Capital Fund Limited, Clearview International Investment, Ltd., Double U Master Fund L.P., Gross Foundation, Inc., Notzer Chesed, Barucha Pension LLC, Nite Capital LP, Quines Financial S.A., Alexander Hasenfield, Inc. Profit Sharing and Retirement Plan, HSI Partnership, and Advisor Associates, Inc. The Company considers all such Holders to have a material relationship with the Company as a result of their respective investments in the Company's May 2005 Debenture Transactions, by which the Holders acquired the 2005 Warrants. See the Company's Registration Statement on Form SB-2/A (Reg. No. 333-12648) and the Prospectus filed by the Company dated August 1, 2005 for a description of the May 2005 Debenture Transactions and the Company's agreements with the participants therein. In addition, Double U Master Fund, L.P. was the lender of $750,000 to the Company pursuant to a Bridge Loan Agreement dated January 24, 2006, and is the holder of warrants expiring in January 2011 (issued in connection with the Bridge Loan) to purchase 7,500,000 shares of Company common stock at an exercise price of $0.10 per share. See the Company's Current Report on Form 8-K dated January 30, 2006 for a description of the Bridge Loan Agreement and the warrants issued in connection therewith.. Also, Advisor Associates, Inc. has served as a consultant to the Company for a number of years and, in such capacity, has been granted shares and warrants by the Company.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as
Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

EXHIBIT
NUMBER         DESCRIPTION
------         -----------

4.1 Amendment to Class 2005-A, -B, and -C Common Stock Purchase Warrants, dated as of February 21, 2006, among Rim Semiconductor Company and the Warrantholders that are parties thereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Rim Semiconductor Company


Dated: March 8, 2006                   By: /s/ Brad Ketch
                                           -------------------------------------
                                           Brad Ketch
                                           President and Chief Executive Officer


                                  EXHIBIT INDEX
EXHIBIT
NUMBER         DESCRIPTION
------         -----------

4.1 Amendment to Class 2005-A, -B, and -C Common Stock Purchase Warrants, dated as of February 21, 2006, among Rim Semiconductor Company and the Warrantholders that are parties thereto.